FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549





                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        DATE OF REPORT:  APRIL 12, 2002
                       (Date of earliest event reported)


                          KIMBERLY-CLARK CORPORATION
            (Exact name of registrant as specified in its charter)


     DELAWARE                          1-225               39-0394230

     (State or other jurisdiction   (Commission File       (IRS Employer
     of incorporation)                 Number)             Identification No.)


          P.O. BOX 619100, DALLAS, TEXAS                            75261-9100
          (Address of principal executive offices)                  (Zip Code)


                                (972) 281-1200
             (Registrant's telephone number, including area code)

                ---------------------------------------------

Item 9.  Regulation FD Disclosure
--------------------------------------

Attached hereto as Exhibit 99 is certain financial information of Kimberly-Clark Corporation (the "Corporation") for the years ended December 31, 1998, 1999, 2000 and 2001, and for each quarter in 2001, that has been reclassified in accordance with Emerging Issues Task Force ("EITF") No. 00-14 (Accounting for Certain Sales Incentives) and No. 00-25 (Vendor Income Statement Characterization of Consideration Paid to a Reseller of the Vendor's Products).

As we previously communicated in our November 30 conference call and our 2001 annual report, beginning in the first quarter of 2002, the adoption of EITFs 00-14 and 00-25 requires the cost of certain consumer and trade promotions to be reflected as a reduction of net sales rather than an expense. Prior
periods  will  be  reclassified  on  a  consistent  basis.    We are therefore
providing the relevant portions of the Corporation's income statements for 1998 through 2001, comparing results as originally reported with the results as reclassified in accordance with the new accounting requirements.

There is no change in operating profit, but operating profit as a percent of net sales increases in each period presented as a result of the reclassifications.

Details are included in Exhibit 99. The reclassifications, (decrease) increase, are summarized below.




                                                          Advertising,
                                                         Promotion and
Reporting Period     Net Sales     Cost of Sales       Selling Expenses
----------------     ---------     -------------       ----------------
($  millions)

1998                 $(1,036.4)             $4.1             $(1,040.5)

1999                  (1,105.8)              3.9              (1,109.7)

2000                  (1,072.5)              4.3              (1,076.8)

2001:
  1st  Qtr.             (285.2)              1.5                (286.7)
  2nd  Qtr.             (288.9)               .8                (289.7)
  3rd  Qtr.             (336.3)               .9                (337.2)
  4th  Qtr.             (326.4)              (.7)               (325.7)
                     ---------              ----             ---------
  Year                (1,236.8)              2.5              (1,239.3)

Schedules that present the reclassifications of net sales by business segment and geographic area are also attached as part of Exhibit 99.

                                   SIGNATURE
                                   ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                KIMBERLY-CLARK CORPORATION


Date: April 12, 2002                            By: /s/John W. Donehower
                                                    ----------------------------
                                                    John W. Donehower
                                                    Senior Vice President and
                                                    Chief Financial Officer

                                 EXHIBIT INDEX
                                 -------------


(99) Certain Financial Information of Kimberly-Clark Corporation for the years ended December 31, 1998, 1999, 2000 and 2001, and for each quarter of 2001, that is reclassified in accordance with EITFs No. 00-14 and 00-25.